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                                                                   EXHIBIT 10.40

"Pages where confidential treatment has been requested are marked `Confidential Treatment Requested.' The redacted material has been separately filed with the Commission, and the appropriate section has been marked at the appropriate place with [REDACTED] and in the margin with a star (*)."

                               SECOND AMENDMENT TO
                         COAL FEEDSTOCK SUPPLY AGREEMENT

         This SECOND AMENDMENT (this "Amendment"), dated as of April 1, 2003, by and between SynFuel Solutions Operating LLC, a Delaware limited liability company ("Purchaser") and Warrior Coal, LLC, a Delaware limited liability company ("Seller"), amends that certain COAL FEEDSTOCK SUPPLY AGREEMENT by and between Purchaser and Hopkins County Coal, LLC, a Delaware limited liability company ("HCC"), dated as of October 26, 2001, as previously amended by the First Amendment to Coal Feedstock Supply Agreement entered into on February 28, 2002, but effective as of October 26, 2001 (the "Agreement"). Seller and Purchaser are sometimes referred to herein individually as a "Party" or collectively as the "Parties."

Recitals:

         A. Reference is made to that certain Assignment and Assumption Agreement of even date herewith by and among HCC, Seller and Purchaser ("Assignment Agreement"). Pursuant to the Assignment Agreement, HCC assigned to Seller, and Seller accepted and assumed, all rights, interests, and obligations of HCC under the Agreement and all Coal Purchase Orders entered into pursuant to the Agreement (collectively, the "Purchase Orders"), relating to the period from and after the Effective Date.

         B. Purchaser intends to relocate the Coal Synfuel Plant from the Hopkins County mine of HCC to the Warrior Coal, LLC coal processing plant in Hopkins County, Kentucky (the "Relocation").

         C. Seller and Purchaser desire to amend the Agreement to reflect the Relocation.

         D. Capitalized terms not otherwise defined in this Amendment are used herein as such terms are defined in the Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby amend the Agreement as follows:

         1. Section 1.2. Section 1.2 of the Agreement is hereby amended by deleting the last sentence thereof.

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                        Confidential Treatment Requested

         2.       Section 2.12. The wire transfer address of Seller specified in
Section 2.12 of the Agreement is hereby restated in its entirety as follows:

*                 Warrior Coal, LLC
                  c/o Bank One, NA, Chicago, Il
                  ABA No. [REDACTED]
                  Account No. [REDACTED]

         3. Section 3.5. Section 3.5(e) of the Agreement is hereby amended by adding the term "Prior Easement" after the term "Material Handling Agreement" in the first sentence, by deleting the term "Real Property Easement Agreement" in phrase (III) of the last sentence and replacing it with the term "Prior Easement," and by adding the language "and Section 1 of the Letter Agreement" to the end of phrase (III) of the last sentence.

         4. Section 3.7. The notice addresses of Seller and Purchaser specified in Section 3.7 of the Agreement are hereby restated in their entirety as follows:

To Purchaser:

*                 SynFuel Solutions Operating LLC
                  [REDACTED]
                  [REDACTED]
                  [REDACTED]

                  Attention: [REDACTED]
                             [REDACTED]
                  Facsimile: [REDACTED]

With copies to:

*                 ECO Coal Pelletization No. 12, LLC
                  [REDACTED]
                  [REDACTED]
                  [REDACTED]

                  Attention: [REDACTED]
                             [REDACTED]
                  Facsimile: [REDACTED]

*                 [REDACTED]
                  [REDACTED]
                  [REDACTED]
                  Attention: [REDACTED]
                  Facsimile: [REDACTED]

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[REDACTED] denotes confidential information with respect to which a separate confidential treatment request has been filed with the Securities and Exchange Commission.

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                        Confidential Treatment Requested

*                 [REDACTED]
                  [REDACTED]
                  [REDACTED]
                  [REDACTED]
                  Facsimile: [REDACTED]

To Seller:

                  Warrior Coal, LLC
                  57 J. E. Ellis Road
                  Madisonville, Kentucky 42431
                  Attention: Mr. Jeffrey J. Hayden, General Manager Telephone (270) 824-8504
                  Facsimile: (270) 824-8516

With copies to:

                  Warrior Coal, LLC
                  771 Corporate Drive, Suite 1000
                  Lexington, Kentucky 40503
                  Attention: Kendall S. Barret, Esq.
                             Vice President - Land Management
                  Telephone: (859) 224-7230
                  Facsimile: (859) 224-7211

                  Warrior Coal, LLC
                  1717 S. Boulder, P.O. Box 22027
                  Tulsa, Oklahoma 74121-2027
                  Attention: Brad Shellenberger
                             General Manager, Contract Administration
                  Telephone: (918) 295-7617
                  Facsimile: (918) 295-7360

         5. Section 3.8. Section 3.8(a) of the Agreement is hereby amended by deleting the term "Hopkins County mine site" and replacing it with the term "Site" and Section 3.8(b) is hereby amended by deleting the term "Hopkins County Mine" and replacing it with the term "Site."

         6. Section 3.9. Section 3.9(m) of the Agreement is hereby amended by deleting the term "Real Property Easement Agreement" and replacing it with the term "Prior Easement."

         7. Consent to Relocation. Seller hereby consents to the Relocation for all purposes of the Agreement and the Purchase Orders including, without limitation, the definition of the Coal Delivery Point in Section 2.5(a) of the Agreement.

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[REDACTED] denotes confidential information with respect to which a separate confidential treatment request has been filed with the Securities and Exchange Commission.

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                        Confidential Treatment Requested

         8. Definitions. The definitions of Letter Agreement, Prior Easement, Relocation and Reassembly Agreement and Site are hereby added to Annex I of the Agreement as follows and the other definitions set forth below are hereby restated in Annex I of the Agreement as follows:

* "Alliance Parties" means Seller, HCC, Alliance Service, [REDACTED] and any Affiliate of any of the foregoing that is a Party.

                  "Letter Agreement" means that certain letter agreement regarding the relocation of the Coal Synfuel Plant to the Site dated February 1, 2003, between HCC, Seller and Purchaser, as modified or amended from time to time.

* "Operative Documents" means this Agreement, Operating and Maintenance Agreement, the Real Property Easement Agreement, the Letter Agreement, the Relocation and Reassembly Agreement, the Coal Synfuel Agency Agreement, the Material Handling Agreement, [REDACTED], the Purchaser Guaranties and each other agreement, document, certificate or other instrument executed as specifically provided for herein or therein.

                  "Prior Easement" means the Real Property Easement Agreement, dated October 26, 2001, between Hopkins County Coal, LLC and Purchaser.

                  "Real Property Easement Agreement" means the Real Property Easement Agreement, dated February 1, 2003, between Warrior Coal, LLC and Purchaser, as modified or amended from time to time.

                  "Relocation and Reassembly Agreement" means the Relocation and Reassembly Service Agreement, dated February 1, 2003, between Purchaser and Alliance Service, Inc., as modified or amended from time to time.

                  "Site" has the meaning given in the Real Property Easement Agreement.

         9. Purchase Orders. The Parties agree that references to the Coal Feedstock Supply Agreement made in the Purchase Orders shall be deemed to refer to the Coal Feedstock Supply Agreement as amended from time to time.

         10.      General.

                  (a) As amended hereby, the Agreement is ratified and confirmed in all respects. Each reference in the Agreement to "this Agreement," "hereof," "herein," "hereto" or words of similar import, shall, unless the context otherwise requires, be deemed to refer to the Agreement as previously amended and as further amended by this Amendment.

                  (b) The construction and enforcement of this Amendment shall be exclusively governed by the laws of the State of Delaware, without giving effect to the conflict or choice of law principles thereof.

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[REDACTED] denotes confidential information with respect to which a separate confidential treatment request has been filed with the Securities and Exchange Commission.

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                  (c)      As amended hereby, the Agreement will remain in full
         force and effect.

         11. Effectiveness. This Amendment will have effect from and after, and not before, the date on which Purchaser notifies Seller in writing that the conditions precedent to the commencement of Relocation that are set forth in
Section 3 of the Letter Agreement have been satisfied or waived by Purchaser (the "Effective Date").

         12. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of the executed signature pages by facsimile transmission shall constitute effective and binding execution and delivery of this Amendment.

    [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK. SIGNATURE PAGE
                                   FOLLOWS.]

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         IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first set forth above.

                                   SYNFUEL SOLUTIONS OPERATING LLC

                                   By: SynFuel Solutions LLC,
                                       its Managing Member

                                       By: SynFuel Solutions Holdings LLC,
                                           its Managing Member

                                           By: /s/ Joseph E. Slamm
                                               ---------------------------
                                           Name: Joseph E. Slamm
                                           Title: Vice President

                                   WARRIOR COAL, LLC

                                   By: /s/ Gary J. Rathburn
                                       ------------------------------------
                                   Name: Gary J. Rathburn
                                   Title: Senior Vice President - Marketing

     Signature Page to Second Amendment to Coal Feedstock Supply Agreement